UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2009

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza,

Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement

On February 10, 2009 (the “Closing Date”), Allscripts-Misys Healthcare Solutions, Inc. (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “Credit Facility”) among the Company, Allscripts, LLC, A4 Health Systems, Inc., A4 Realty, LLC, Extended Care Information Network, Inc. (“ECIN”) and Misys Healthcare Systems, LLC, as Borrowers, and the other parties from time to time joined as additional Borrowers, JPMorgan Chase Bank, N.A., as the sole administrative agent, JPMorgan Securities, Inc., as lead arranger, and Fifth Third Bank, as syndication agent and co-lead arranger. The Credit Facility amends and restates the credit facility entered into by the Borrowers on August 15, 2008 (the “Prior Credit Facility”).

The Credit Facility provides for a total unsecured commitment of $125 million, an increase of $50 million from the Prior Credit Facility, and matures on August 15, 2012. The Credit Facility may, subject to the terms and conditions set forth therein including the receipt of additional commitments from lenders, be increased up to a maximum amount not to exceed $150 million. The Credit Facility is available in the form of letters of credit in an aggregate amount up to $10 million and revolving loans. As of February 10, 2009, $47 million in borrowings were outstanding and $0 million of letters of credit were outstanding under the Credit Facility. $50 million in borrowings were incurred on December 31, 2007 to finance the acquisition of ECIN. The Credit Facility will initially bear interest at LIBOR plus 2.00% and thereafter will be based upon the Company’s leverage ratio as of the last day of the most recently ended fiscal quarter or fiscal year, commencing with the date of delivery of the Company’s financial statements for the fiscal quarter ending after the Closing Date, pursuant to the terms of the Credit Facility.

The Credit Facility contains customary representations, warranties, covenants and events of default. The Credit Facility also contains certain financial covenants, including but not limited to, leverage and coverage ratios.

A copy of the Credit Facility is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 10.1. The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Credit Facility.

The summary disclosure above is being furnished to provide information regarding certain of the terms of the Credit Facility. No representation, warranty, covenant or agreement described in the summary disclosure or contained in the Credit Facility is, or should be construed as, a representation or warranty by the Company to any investor or covenant or agreement of the Company with any investor. The representations, warranties, covenants and agreements contained in the Credit Facility are solely for the benefit of the parties named or specified therein, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties.

Stock Repurchase Agreement with Misys plc and its Affiliates

On February 10, 2009, the Company entered into a Stock Repurchase Agreement (the “Repurchase Agreement”), with Misys plc, Misys Patriot Ltd. (“Misys UK Holdings”), and Misys Patriot US Holdings LLC (“Misys US Holdings” and collectively with Misys plc and

Misys UK Holdings “Misys”). Pursuant to the Repurchase Agreement, and during the two-year term of the Company’s open market purchase program described in Item 8.01 below (the “Open Market Program”), the Company has agreed to purchase from Misys, and Misys has agreed to sell to the Company, the number of shares of the Company’s common stock needed to keep Misys’ ownership percentage in the Company unaffected by the open market repurchases being made by the Company. The repurchase price for any shares acquired by the Company pursuant to the Repurchase Agreement will be the weighted average purchase price paid by the Company for all other shares acquired by the Company in the Open Market Program.

A copy of the Repurchase Agreement is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 10.2. The foregoing description of the Repurchase Agreement is qualified in its entirety by reference to the full text of the Repurchase Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to Credit Facility is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On February 10, 2009, the Company issued a press release announcing that its Board of Directors approved a stock repurchase program under which the Company may purchase up to $150 million of its common stock over the next two years. Repurchases may be made pursuant to Rule 10b5-1 or 10b-18 of the Securities Exchange Act of 1934, as amended. The aggregate amount of shares purchased pursuant to the repurchase plan, whether pursuant to any 10b5-1 plan, Rule 10b-18 or from Misys under the Repurchase Agreement, will not exceed the lesser of $150 million (including commissions) or 15 million shares. There is no guarantee as to the exact number of shares or value thereof that will be repurchased under the stock repurchase program, and the Company may discontinue purchases at any time. A copy of the press release announcing the Company’s repurchase program is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 99.1.

Also on February 10, 2009, the Company issued a press release announcing that it has reached an agreement in principle, subject to negotiation of and entry into a definitive agreement, to sell its medication services business. No assurances can be given that a definitive agreement for such sale will be entered into or that the conditions to consummating the transaction contained in any such definitive agreement will be met. A copy of the press release announcing the possible sale is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.

Exhibit 10.1	Amended and Restated Credit Agreement, dated February 10, 2009, by and among Allscripts Healthcare Solutions, Inc., Allscripts, LLC, A4 Health Systems, Inc., A4 Realty, LLC, Extended Care Information Network, Inc., Misys Healthcare Systems, LLC each as Borrower, the Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Securities, Inc., as lead arranger and Fifth Third Bank, as syndication agent and co-lead arranger

Exhibit 10.2	Stock Repurchase Agreement, dated as of February 10, 2009, by and among Misys plc, Misys Patriot Ltd., Misys Patriot US Holdings LLC and Allscripts-Misys Healthcare Solutions, Inc.

Exhibit 99.1	Press Release dated as of February 10, 2009

Exhibit 99.2	Press Release dated as of February 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: February 11, 2009	By:	/S/ WILLIAM J. DAVIS
Name: William J. Davis
Title: Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

Exhibit 10.1	Amended and Restated Credit Agreement, dated February 10, 2009, by and among Allscripts Healthcare Solutions, Inc., Allscripts, LLC, A4 Health Systems, Inc., A4 Realty, LLC, Extended Care Information Network, Inc., Misys Healthcare Systems, LLC each as Borrower, the Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Securities, Inc., as lead arranger and Fifth Third Bank, as syndication agent and co-lead arranger

Exhibit 10.2	Stock Repurchase Agreement, dated as of February 10, 2009, by and among Misys plc, Misys Patriot Ltd., Misys Patriot US Holdings LLC and Allscripts-Misys Healthcare Solutions, Inc.

Exhibit 99.1	Press Release dated as of February 10, 2009

Exhibit 99.2	Press Release dated as of February 10, 2009